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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                              Amendment Number One
                 to Report on Form 8-K Dated September 11, 1996

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  September 19, 1997


                            GENERAL AUTOMATION, INC.
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             (Exact name of Registrant as specified in its charter)


         Delaware                      0-5260                  95-248811
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(State or other jurisdiction         (Commission            (I.R.S. Employer
    of incorporation)                File Number)        Identification Number)


17731 Mitchell North, Irvine, California                       92714
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:  (714) 250-4800


                                 Not applicable
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         (Former name or former address, if changed since last report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The following Exhibit is filed herewith and incorporated herein by this reference:

    EXHIBIT NUMBER             DESCRIPTION
    --------------             -----------
         16                    Letter regarding change in certifying accountant


                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GENERAL AUTOMATION, INC.

Date: September 19, 1997                By: /s/ JANE CHRISTIE
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                                            Jane Christie, President


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